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                                                                   EXHIBIT 10.22

                    SECOND AMENDMENT TO SETTLEMENT AGREEMENT

         This Second Amendment to Settlement Agreement is entered into by and among Angeles Mortgage Investment Trust, a California business trust ("AMIT"), on the one hand, and Insignia Financial Group, Inc., a Delaware corporation ("Insignia"), MAE GP Corporation, a Delaware Corporation ("MAE GP"), Ocean Waterways Partners, Ltd., a California limited partnership ("Ocean Waterways"), Angeles Park Communities, Ltd., a California limited partnership ("APC"), Terra Siesta Communities, Ltd., a California limited partnership ("Terra Siesta Communities") and Terra Siesta Partners, Ltd., a California limited partnership ("Terra Siesta Partners"), Angeles Properties, Inc., a California corporation ("API"), Angeles Investment Properties, Inc., a California corporation ("AIPI"), Angeles Realty Corporation, a California corporation ("ARC"), Angeles Realty Corporation II, a California corporation ("ARC II"), Northbrook Apartments, Ltd., a California limited partnership ("Northbrook"), Lake Avenue Offices, Ltd., a California limited partnership ("Lake Avenue"), La Colina Ranch Apartments, Ltd., a California partnership ("La Colina"), Angeles Fort Worth Option Joint Venture, a California general partnership ("Ft. Worth JV"), and Angeles Income Properties IV, a California partnership ("AIP IV") (collectively, the "Insignia Parties"), on the other hand, by execution on the dates indicated below.
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                                    RECITALS

         A. On November 9, 1994, AMIT and the Insignia Parties entered into a Settlement Agreement (the "Settlement Agreement").

         B. Pursuant to the Settlement Agreement, and as a condition thereof, the parties agreed that the "Effective Date" of the settlement described in the Settlement Agreement must occur by March 1, 1995 (the "Settlement Deadline").

         C. In December of 1994, the parties entered into an Amendment to Settlement Agreement for the purpose of extending the Settlement Deadline to March 31, 1995.

         D. The parties now enter into this Second Amendment to Settlement Agreement for the purpose of further extending the Settlement Deadline and amending the terms of Exhibit "7" and "8" to the Settlement Agreement as hereinafter provided.

         NOW, THEREFORE, based upon the foregoing Recitals, the parties agree as follows:

         1. Paragraph 3 of the Settlement Agreement, as amended by the Amendment to Settlement Agreement, is again amended and restated as follows:


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                  "3. STAY OF LITIGATION:

                  A. Upon execution of this Settlement Agreement by all parties, AMIT and the Insignia Parties shall immediately file a joint application in the Action notifying the Court that a settlement has been reached among such parties, contingent upon (i) the occurrence of the Effective Date; and (ii) AMIT obtaining the Imperial Consent by December 1, 1994; and requesting the Court to stay the Action as among the parties to this Settlement Agreement who are also parties to the Action pending the completion of the Angeles Plan confirmation process. If the Angeles Plan is confirmed embodying the settlement contained in the Angeles/AMIT Agreement and the Effective Date occurs by April 24, 1995, and the Imperial Consent is obtained prior to December 1, 1994, then following the Effective Date, the Action will be dismissed as among the parties to this Settlement Agreement and the parties agree to cause their respective counsel of record in the Action to execute and file a request for dismissal (the "Dismissal Request"). Such dismissal shall be without an award of costs and shall provide that each parties shall bear his or its own costs of suit and attorneys' fees.


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                  B. In the event that the State Court does not approve the
         request for a stay of the Action, then the parties hereto will immediately file the Dismissal Request dismissing (the "Contingent Dismissal") their claims against each other in the Action without prejudice to refiling of said claims if the Effective Date does not occur by April 24, 1995, or the Imperial Consent is not obtained prior to December 1, 1994. Such Contingent Dismissal shall be without an award of costs and shall provide that each party shall bear his or its own costs of suit and attorneys' fees. In the event of a Contingent Dismissal, the parties agree that all statutes of limitation and other delay defenses with respect to any claims which they have or may have against each other related to the Action are and shall be tolled and suspended during the period from July 23, 1993, when the Action was filed, to and including April 30, 1995.

                  C. If the Effective Date does not occur by April 24, 1995, or the Imperial Consent is not obtained prior to December 1, 1994, and unless the parties hereto agree in writing to the contrary, the settlement outlined herein, except this paragraph, will be null and void and the stay of the Action will be lifted.


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                  D. The parties to this Settlement Agreement agree to suspend all statutes of limitations pertaining to claims which they have or may have against each other during the period commencing on September 2, 1994, and terminating on April 30, 1995."

         2. Exhibit "7" to the Settlement Agreement is amended and restated in the form attachment hereto and marked "Exhibit 7".

         3. Exhibit "8" to the Settlement Agreement is amended and restated in the form attachment hereto and marked "Exhibit 8".

         4. Except as otherwise expressly set forth herein, the Settlement Agreement shall remain in full force and effect.


Dated:  March __, 1995                        ANGELES MORTGAGE INVESTMENT TRUST,
                                              a California business trust


                                              By:_______________________________
                                                       Ronald J. Consiglio
                                              Its: President


Dated:  March  __, 1995                       INSIGNIA FINANCIAL GROUP, INC.,
                                              a Delaware corporation


                                              By:_______________________________

                                              Its:  Executive Managing Director


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Dated:  March __, 1995                        ANGELES INVESTMENT PROPERTIES
                                              INC., a California corporation


                                              By:_______________________________

                                              Its:______________________________


Dated:  March __, 1995                        ANGELES PROPERTIES, INC.,
                                              a California Corporation


                                              By:_______________________________

                                              Its:______________________________


Dated:  March __, 1995                        MAE GP CORPORATION,
                                              a Delaware corporation


                                              By:_______________________________

                                              Its:______________________________


Dated:  March __, 1995                        NORTHBROOK APARTMENTS, LTD., a
                                              California limited partnership

                                              By: MAE Ventures, Inc.


                                              By:_______________________________

                                              Its:______________________________


REFERENCE: AMIT/INSIGNIA AMENDMENT TO SETTLEMENT AGREEMENT


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Dated:  March __, 1995                        LAKE AVENUE OFFICES, LTD., a
                                              California limited partnership

                                              By: MAE Ventures, Inc.


                                              By:_______________________________

                                              Its:______________________________


Dated:  March __, 1995                        OCEAN WATERWAYS PARTNERS, LTD., a
                                              California limited partnership

                                              By: Angeles Properties, Inc.


                                              By:_______________________________

                                              Its:______________________________


Dated:  March __, 1995                        TERRA SIESTA COMMUNITIES, LTD., a
                                              California limited partnership

                                              By: Angeles Investment Properties,
                                                  Inc.


                                              By:_______________________________

                                              Its:______________________________


Dated:  March __, 1995                        TERRA SIESTA PARTNERS, LTD., a
                                              California limited partnership

                                              By: Angeles Properties, Inc.


                                              By:_______________________________

                                              Its:______________________________


REFERENCE: AMIT/INSIGNIA AMENDMENT TO SETTLEMENT AGREEMENT


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Date:  March __, 1995                         ANGELES REALTY CORPORATION,
                                              a California corporation


                                              By:_______________________________

                                              Its:______________________________


Dated:  March __, 1995                        LA COLINA RANCH APARTMENTS, LTD.,
                                              a California limited partnership

                                              By: MAE Ventures, Inc.


                                              By:_______________________________

                                              Its:______________________________


Dated:  March __, 1995                        ANGELES PARK COMMUNITIES, LTD.,
                                              a California limited partnership

                                              By: Angeles Realty Corporation


                                              By:_______________________________

                                              Its:______________________________


Dated:  March __, 1995                        ANGELES FORT WORTH OPTION JOINT
                                              VENTURE, a California partnership

                                              By: Angeles Income Properties,
                                                  Ltd., IV

                                              By: Angeles Realty Corporation II


                                              By:_______________________________

                                              Its:______________________________


REFERENCE: AMIT/INSIGNIA AMENDMENT TO SETTLEMENT AGREEMENT


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Dated:  March __, 1995                        ANGELES INCOME PROPERTIES IV,
                                              a California limited partnership

                                              By: Angeles Realty Corporation II


                                              By:_______________________________

                                              Its:______________________________


Dated:  March __, 1995                        ANGELES REALTY CORPORATION II,
                                              a California corporation


                                              By:_______________________________

                                              Its:______________________________


REFERENCE: AMIT/INSIGNIA AMENDMENT TO SETTLEMENT AGREEMENT


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